QUAKER® INVESTMENT TRUST	Supplement dated September 3, 2008 to the Prospectus Dated October 29, 2007

QUAKER BIOTECH PHARMA-HEALTHCARE FUND
(THE “FUND”)

CLOSED TO NEW INVESTORS

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective September 10, 2008, the Fund’s shares will be closed to new investors. After September 10, 2008, shares of the Fund will only be available for dividend reinvestment.

QKPSB 092008